Share-Based Compensation - Fair Value Measurement of Stock Options (Detail)	12 Months Ended
	Dec. 31, 2023 USD ($) yr $ / shares	Dec. 31, 2022 USD ($) yr $ / shares
Disclosure of Weighted average fair value [abstract]
Weighted-average fair value | $	$ 25.93	$ 15.69
Share price	$ 121.16	$ 102
Exercise price	$ 121.16	$ 102
Risk-free interest rate	4.20%	1.60%
Dividend yield	2.10%	2.40%
Volatility factor	22.00%	21.00%
Expected life (in years) | yr	5	5